Exhibit 99

Form 8-K
Cintech Solutions, Inc.

Be advised that the Exhibits referenced in the Form 8-K for Cintech Solutions, Inc. being filed via the EDGAR System are referenced in the attached external PDF file.

Cintech Solutions, Inc.
/s/ Dino Lucarelli Dino Lucarelli, CFO